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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                          Date of Report: July 14, 2000
                        (Date of earliest event reported)

                                  NEWCOR, INC.
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)


                 1-5985                              38-0865770
        (Commission File Number)         (I.R.S. Employer Identification No.)

              1825 S. Woodward Ave., Suite 240
              Bloomfield Hills, Michigan                         48302
           (Address of Principal Executive offices)            (Zip Code)


                                 (248) 253-2400
              (Registrant's Telephone Number, Including Area Code)






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Item 5.  Other Events.

         On July 14, 2000, Newcor, Inc issued the attached press release see
Exhibit 99(a).

(c)  Exhibits


Exhibit No.    Exhibit
-----------    -------

99(a)    Press Release dated July 14, 2000


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   NEWCOR, INC.

                                   By: /s/ James J. Connor
                                   -----------------------

Date:  July 14, 2000                              Name: James J. Connor
                                                  Title: VP Finance and CFO



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EXHIBIT INDEX


Exhibit No.         Exhibit
-----------         -------

99(a)               Press Release dated July 14, 2000